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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 1997


                              ACORN PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



                DELAWARE                   0-22717            22-3265462
     State or Other Jurisdiction         Commission         (IRS Employer
           of Incorporation              File Number      Identification No.)


                500 DUBLIN AVENUE                              43215
                  COLUMBUS, OHIO
     (Address of Principal Executive Offices)                 Zip Code



       Registrant's telephone number, including area code: (614) 222-4400


                         Former name or former address,
                          if changed since last report



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Item 2. Acquisition or Disposition of Assets

            (a) On August 21, 1997, Acorn Products, Inc. (the "Registrant") completed the sale of substantially all of the assets of its subsidiary McGuire-Nicholas Company, Inc. ("MNC") to McGuire-Nicholas Company, LLC (the "Purchaser"), a company organized by Kirkland Messina LLC, pursuant to an Asset Purchase Agreement, dated as of August 8, 1997, as amended. The sale price was approximately $4.7 million, plus the assumption of approximately $4 million of related liabilities. Due to previously recorded reserves, the Registrant anticipates that the completion of the transaction will have little, if any, impact on the Registrant's results of operations. Final determination of the Registrant's proceeds from the transaction remains subject to certain closing balance sheet adjustments. The consideration paid in the sale was determined through arms-length negotiations between the Registrant and MNC on the one hand and the Purchaser on the other. The Registrant issued a press release on August 21, 1997 announcing the completion of the sale.

            A copy of the Asset Purchase Agreement, the amendment thereto and the press release have been filed with this Form 8-K as exhibits 2.1, 2.2 and 99.1, respectively, and are hereby incorporated by reference.

            (b) Not applicable.

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]
Item  7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits

                  2.1 Asset Purchase Agreement dated as of August 8, 1997 among McGuire-Nicholas Company, LLC, McGuire-Nicholas Company, Inc. and Acorn Products, Inc.

                  2.2 Amendment No.1 to Asset Purchase Agreement dated as of August 20, 1997 among McGuire-Nicholas Company, LLC, McGuire-Nicholas Company, Inc. and Acorn Products, Inc.

                  99.1        Press Release, dated August 21, 1997.






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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ACORN PRODUCTS, INC.
                                     (Registrant)



                                     By:     /s/ J. Mitchell Dollof
                                           -------------------------------------
                                     Name:   J. Mitchell Dollof
                                     Title:  Vice President and General Counsel


Dated: August 21, 1997



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                                INDEX TO EXHIBITS


Exhibits      Description                                               Page
--------      -----------                                               ----
2.1           Asset Purchase Agreement dated as of August 8, 1997
              among McGuire-Nicholas Company, LLC, McGuire-Nicholas
              Company, Inc. and Acorn Products, Inc.

2.2 Amendment No.1 to Asset Purchase Agreement dated as of August 20, 1997 among McGuire-Nicholas Company, LLC, McGuire-Nicholas Company, Inc. and Acorn Products, Inc.

99.1          Press Release, dated August 21, 1997.